October 2025 Investor Presentation

Disclaimer & Cautionary Statements This presentation and our earnings call includes forward-looking statements. Forward-looking statements are subject to risks and uncertainties, and the Company cautions investors against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Such forward-looking statements include statements regarding: • Growing expansion outside of the U.S.; • Our growth expectations in 2025 and beyond, including our growth in surgery, increased funding in targeted research and expanded product portfolio; • Expected results of research and development, including that our efforts will innovate and diversify our product portfolio; • Placental-derived products and their potential clinical benefits; • EPIEFFECT enrollment; • Expectations regarding the reimbursement environment for the Company’s products, including Medicare Spending and changes to CMS rules in 2026; • Expectations regarding HELIOGEN, AMNIOFIX and AMNIOEFFECT driving Surgical growth; • CELERA’s impact on retaining business and its impact on our financial results; • Our expectations that we will continue to advocate for Medicare spending reform; • Exposure to tariffs and the anticipation that they will not impact the Company’s results; • 2025 full-year revenue growth and Adjusted EBITDA margin, our Long-term non-GAAP effective tax rates and top-line growth post reform in Medicare spending; • Our ability to manage Private Office dynamics, including adjusting our strategy to remain competitive; and • The Company’s long-term strategy and goals for value creation, the status of its pipeline products, expectations for future products, and expectations for future growth and profitability Additional forward-looking statements may be identified by words such as "believe," "expect," "may," "plan," "potential," "will," "preliminary," and similar expressions, and are based on management's current beliefs and expectations. Forward-looking statements are subject to risks and uncertainties, and the Company cautions investors against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Factors that could cause actual results to differ from expectations include: • Future sales are uncertain and are affected by competition, access to customers, patient access to hospitals and healthcare providers, the reimbursement environment and many other factors; • The future market for the Company’s products can depend on regulatory approval of such products, which might not occur at all or when expected, and is based in part on assumptions regarding the number of patients who elect less acute and more acute treatment than the Company’s products, market acceptance of the Company’s products, and adequate reimbursement for such therapies; • The process of obtaining regulatory clearances or approvals to market a biological product or medical device from the FDA or similar regulatory authorities outside of the U.S. is costly and time consuming, and such clearances or approvals may not be granted on a timely basis, or at all, and the ability to obtain the rights to market additional, suitable products depends on negotiations with third parties which may not be forthcoming; and • The Company describes additional risks and uncertainties in the Risk Factors section of its most recent annual report and quarterly reports filed with the Securities and Exchange Commission. Any forward-looking statements speak only as of the date of this presentation and the Company assumes no obligation to update any forward-looking statement. Investor Presentation – October 2025 2

A Pioneer and Leader Focused on Helping Humans Heal Investor Presentation – October 2025 3 Over a decade of experience helping clinicians manage chronic and other hard-to-heal wounds Leading the industry with innovative products and robust supporting clinical data Poised to capitalize on favorable market trends to drive top line growth and profitability Our vision is to be the leading global provider of healing solutions through relentless innovation to restore quality of life.

The Most Comprehensive End-to-End Product Ecosystem 4Investor Presentation – October 2025 The most studied portfolio of placental products with 50+ clinical & scientific publications and over 300 million payer covered lives. New product innovations leading to untapped opportunities for growth, including an increasing footprint in the Surgical market. A key partner to healthcare professionals with industry leading support services and customer-focused approach. Large, national placental donation network and proprietary tissue processing.

Expansive Donor Network & IP Power Our Product Offering 5Investor Presentation – October 2025 National Network of Birthing Center Partners Ample Placental Supply and Manufacturing Capabilities to Support Continued Growth and Industry Demand Expectant Mothers Introduced to Donation Program Consent for Donation Obtained Delivery of Healthy Baby via Caesarean Section Donated Placental Tissues Recovered Tissues Transported to MIMEDX Donor Tissue Tested & Prepared for Manufacturing Proprietary Processing Backed by Broad Portfolio of Intellectual Property Proprietary Processing & Terminal Sterilization of Tissues Shelf-Stable, Packaged Product Available to Ship Robust IP Estate with 200+ Patents Significant Opportunity for Continued Scale

Addressing a Large and Unmet Need for Healing Solutions

MIMEDX

Favorable Demographic Trends

10+
million people

Population suffering from chronic, non-healing wounds in the U.S.[1], including diabetic foot ulcers (DFUs), venous leg ulcers (VLUs), pressure ulcers and more.

~16%
of Medicare beneficiaries

Population is impacted by chronic wounds—**and this proportion is increasing.**[1]

Increasing Clinical Evidence Expanding Potential For Products

Ineffective Wound Management Leads to Poor Outcomes

It is estimated that up to **85% of amputations are avoidable** with a holistic multispecialty team approach that incorporates **innovative treatments** and adherence to treatment parameters.[2]

Advances Driving Improved Outcomes for Wound Patients

When applied following parameters for use, patients treated with **EPIFIX®** experienced reductions in **major amputations** and **hospital utilization**.[2]

Emerging Opportunities in Surgical Setting

MIMEDX products are available in all settings where patients receive care, **increasingly used in a variety of surgical settings**, representing incremental market opportunities.

1) Sen CK. Human Wound and Its Burden: Updated 2022 Compendium of Estimates. Adv Wound Care (New Rochelle). 2023;12(12):657-670.
2) Tettelbach WH, et al. Cost-effectiveness of dehydrated human amnion/chorion membrane allografts in lower extremity diabetic ulcer treatment. J Wound Care. 2022 Feb 1;31(Sup2):S10-S31.

Investor Presentation – October 2025 | 6

The Patient Journey in Wound Care 7Investor Presentation – October 2025 Private Office Home Health Mobile Health Nursing Facility Assisted Living Facility Wound Care Clinic Hospital Outpatient Hospital Inpatient …and other care settings Mohs surgery Burn/Trauma DFU VLU Limb Salvage Dehiscence Acute Wounds Chronic Wounds Complex Wounds MIMEDX products are available throughout the continuum of care and are used on a range of chronic and other hard-to-heal wounds.

Surgical Studies Underway Highlight Product Versatility… 8Investor Presentation – October 2025 Published May 2025 Journal of Drugs in Dermatology Publication Submitted Generating Clinical Data in Numerous Surgical Disciplines Incorporating Use of MIMEDX Products EPIFIX in Mohs (HECON) AMNIOFIX in Complicated Diverticulitis RCT Enrollment Underway AMNIOFIX in Liver Transplant RCT Enrollment Underway AMNIOFIX in Breast Reduction AMNIOEFFECT in High-Risk Vascular E-Published April 2025 Vascular AMNIOFIX in ACL Repair Publication Submitted

… And Expand Our Opportunities, While Reducing Health & Economic Burdens

MIMEDX

Anastomotic leaks are a serious postoperative complication of intestinal surgeries, with **significant health and economic consequences that burden providers, payors and patients**

Anastomotic leak consequences include[1]:

- Increased Morbidity & Mortality
- Extended Length of Stay
- Increased Readmission Rates
- Increased Reoperation Rate
- Reduced Quality of Life
- Increased Rate of Secondary Postoperative Complications
- **Increased Hospitalization Costs**

Per 1,000 patients, **the economic burden associated with anastomotic leaks is approximately $28 million**[2], representing a multibillion cost to the healthcare system.

AMNIOFIX applied directly to a colorectal anastomosis:


DHACM Sheet — DHACM placed on the anastomosis

Anastomotic Leak Rates


~48% reduction p=0.0002*
~63% reduction p=0.0229*
1.9%
3.8%
2.3%
6.2%
AMNIOFIX
NSQIP
AMNIOFIX
PHD
Leak/n
11/566
520/13,684
13/566
6,174/99,879
* Two-tailed Chi-square with Yates correction

30-Day Hospital Readmissions


40% and 49% reduction
5.7%
9.4%
11.1%
p=0.0031*
p=0.0001*
AMNIOFIX
NSQIP
PHD
Readmission/n
32/566
1,290/13,684
11,079/99,879

AMNIOFIX recipients experienced significant reductions in leak rates and hospital readmissions

1) Rennie O, Sharma M, Helwa N. Colorectal anastomotic leakage: a narrative review of definitions, grading systems, and consequences of leaks. *Front Surg*. 2024;11:1371567. Published 2024 May 2.
2) Hammond J, Lim S, Wan Y, Gao X, Patkar A. The burden of gastrointestinal anastomotic leaks: an evaluation of clinical and economic outcomes. J Gastrointest Surg. 2014;18(6):1176-1185.

Investor Presentation – October 2025 | 9

Highlights from Our Expanding Product Portfolio 10Investor Presentation – October 2025 Innovative Wound Products Growing Surgical Offering Expanding into Xenografts

Large Wound Care Business with Growing Surgical Footprint 11Investor Presentation – October 2025 $0 $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 $0 00 s LTM Surgical Performance LTM @ Q3:24 LTM @ Q3:25 $0 $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 $0 00 s LTM Wound Performance LTM @ Q3:24 LTM @ Q3:25 66% 34% LTM Sales Mix by Product Type Wound Surgical +15% +15%

$70MM $86MM $88MM $100MM $124MM Q3:24 Q4:24 Q1:25 Q2:25 Q3:25 Financial Highlights 12Investor Presentation – October 2025 LTM Net Sales $393MM +15% year-over-year LTM GAAP Gross Margin 82% LTM Adjusted EBITDA1 $96MM 24% of net sales LTM GAAP Net Income $41MM Net Cash Balance $124MM +77% vs. Q3:24 LTM Free Cash Flow $67MM 77% Net Cash Balance Growth Since Q3:24 Quarterly Net Cash Balance 1) EBITDA, Adjusted EBITDA, related margins and Free Cash Flow are non-GAAP financial measures. See our Earnings Release for the quarter ended September 30, 2025 for a reconciliation to the nearest GAAP measure.

Final Medicare Rules Expected to Transform Market in 2026 Investor Presentation – October 2025 13 Setting the fixed price using other reasonable inputs, resulting in a modest increase to the price per cm2Setting a higher application fee for providers covered by the PFS Reimbursing skin substitutes as pass-through items MIMEDX supports CMS’ approach, but has submitted a few suggestions to refine the methodology Comment Period Applying an inflationary index moving forward Phasing in the price change over timeWaiver of co-pay obligation for beneficiaries related to skin substitutes

Strategic Priorities Position Us to Win in 2025 & Beyond

MIMEDX

1	2	3
Innovate & Diversify Product Portfolio to Maximize Growth	**Develop & Deploy Programs to Expand Surgical Footprint**	**Enhance Customer Intimacy**
EPIEFFECT RCT interim report drafted, with positive results based upon enrollment thus far	Surgical uptake continues to be very strong, with Q3 growth of 26%	Added new features to MIMEDX Connect, including ability for customers to pay their bills
EPIXPRESS launch underway, with positive customer feedback	AMNIOFIX & AMNIOEFFECT continues to see strong uptake in a variety of surgical procedures	Underway with ONE MIMEDX program internally, as our customer intimacy efforts extend to our employees
Continue to invest in our portfolio, expect to launch CHORIOFIX in 2026	HELIOGEN sales again accelerated in Q3	Believe there remains a long runway to further drive customer intimacy

Investor Presentation – October 2025 | 14

Experienced, Skillful Leadership Team Executing Strategy Investor Presentation – October 2025 Prior Roles Include: Management Team with Track Record of Success in MedTech Joe Capper Chief Executive Officer Doug Rice Chief Financial Officer Butch Hulse Chief Administrative Officer & General Counsel Kim Moller Chief Commercial Officer Ricci Whitlow Chief Operating Officer John Harper, Ph.D. Chief Scientific Officer & SVP, R&D Matt Notarianni Head of IR 15

Conclusion Investor Presentation – October 2025 16 1 2 3 4 Large & expanding addressable markets, particularly in Surgical Maturing reimbursement & regulatory landscape 5 Competitive advantage with innovative products, defensible IP and proprietary technology Strong & improving financial profile & balance sheet Experienced & skillful leadership team more than capable of executing strategy

Appendix 17Investor Presentation – October 2025

Reconciliation of Non-GAAP Measures In addition to our GAAP results, we provide certain non-GAAP measures including Adjusted EBITDA, related margins, Free Cash Flow, Adjusted Gross Profit, Adjusted Gross Margin and Adjusted Net Income. • Adjusted EBITDA consists of GAAP net income excluding: (i) depreciation, (ii) amortization of intangibles, (iii) interest (income) expense, net, (iv) income tax provision, (v) share-based compensation, (vi) investigation, restatement and related expenses, (vii) expenses related to disbanding of the Regenerative Medicine business unit, (viii) strategic legal and regulatory expenses, (ix) transaction-related expenses, (x) impairment of intangible assets, and (xi) reorganization expenses. • Adjusted Net Income provides a view of our operating performance, exclusive of certain items which are non-recurring or not reflective of our core operations. Adjusted Net Income is defined as GAAP net income plus (i) loss on extinguishment of debt, (ii) investigation restatement and related expenses, (iii) impairment of intangible assets, (iv) amortization of acquired intangible assets, (v) transaction related expenses, (vi) strategic legal and regulatory expenses, and (vii) expenses related to disbanding of our Regenerative Medicine business unit, and (viii) the long-term effective income tax rate adjustment. 18Investor Presentation – October 2025

Reconciliation of Non-GAAP Measures (cont.) • Each of the adjustments to reconcile Adjusted Net Income to GAAP net income affect individual financial statement captions which are reflected in our consolidated statements of operations, including gross profit. Adjusted Gross Profit is therefore defined as GAAP gross profit plus (i) loss on extinguishment of debt, (ii) investigation restatement and related expenses, (iii) impairment of intangible assets, (iv) amortization of acquired intangible assets, (v) transaction related expenses, (vi) strategic legal and regulatory expenses, and (vii) expenses related to disbanding of our Regenerative Medicine business unit, and (viii) the long-term effective income tax rate adjustment., to the extent that these adjustments impact GAAP gross profit. Adjusted Gross Margin is calculated as Adjusted Gross Profit divided by GAAP net sales. • Free Cash Flow is intended to provide a measure of our ability to generate cash in excess of capital investments. It provides management with a view of cash flows which can be used to finance operational and strategic investments. Free Cash Flow is defined as net cash provided by operating activities less capital expenditures, including purchases of equipment. 19Investor Presentation – October 2025

Adjusted Gross Profit & Adjusted Gross Profit Margin 20Investor Presentation – October 2025 Three Months Ended Amounts (in millions) September 30, 2025 September 30, 2024 GAAP gross profit $ 95.0 $ 68.7 Amortization of acquisition-related intangible assets 4.6 0.4 Adjusted Gross Profit $ 99.6 $ 69.1 Adjusted Gross Profit Margin 87.6% 82.2%

Adjusted EBITDA - QTD 21Investor Presentation – October 2025 Amounts (in millions) for the three months ended September 30, 2025 September 30, 2024 Net income $ 16.7 $ 8.1 Depreciation expense 0.6 0.6 Amortization of intangible assets 4.7 0.6 Interest income, net (0.8) (0.3) Income tax provision 6.1 3.5 Stock-based compensation expense 4.9 3.8 Strategic legal and regulatory expenses 2.5 1.0 Transaction-related expenses 0.2 0.1 Investigation, restatement and related expense — 0.6 Impairment of intangible assets — 0.3 Disbanding of Regenerative Medicine — (0.2) Adjusted EBITDA $ 34.9 $ 18.2 Adjusted EBITDA margin 30.7% 21.6%

Adjusted Net Income and Adjusted EPS - QTD 22 (1) Reflects adjustment for a long-term expected tax rate of 25%, roughly equal to the statutory Federal tax rate (21%) plus the Company’s state effective tax rate, net of federal benefit (~4%). Calculation does not consider differences in treatment of income and expense items for tax purposes, nor does it consider net operating losses and other deferred tax assets available to the Company. Investor Presentation – October 2025 Amounts (in millions) for the three months ended September 30, 2025 September 30, 2024 Net income - GAAP $ 16.7 $ 8.1 Amortization of acquisition-related intangible assets 4.6 0.4 Strategic legal and regulatory expenses 2.5 1.0 Disbanding of Regenerative Medicine — (0.2) Investigation, restatement and related expense — 0.6 Transaction-related expenses 0.2 0.1 Adjustment for income taxes1 (1.4) 0.1 Adjusted net income $ 22.6 $ 10.1 Weighted average common shares outstanding - adjusted (millions)2 149.7 148.4 Adjusted earnings per share $ 0.15 $ 0.07

Free Cash Flow 23Investor Presentation – October 2025 Three months ended Amounts in millions September 30, 2025 September 30, 2024 Cash flows from operating activities $ 29.3 $ 19.6 Purchases of equipment (0.2) (0.2) Free Cash Flow $ 29.1 $ 19.5